                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SUNPHARM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      SUNPHARM CORPORATION
                 4651 SALISBURY ROAD, SUITE 205
                  JACKSONVILLE, FLORIDA 32256


                          May 12, 1997


TO OUR STOCKHOLDERS:

   You are cordially invited to attend the 1997 Annual Meeting of Stockholders of SunPharm Corporation to be held on Monday, June 23, 1997, at 10:00 a.m., local time, at the Company's offices at 4651 Salisbury Road, Suite 205, Jacksonville, Florida. A Notice of the Annual Meeting, Proxy Statement and form of proxy are enclosed with this letter.

   We encourage you to read the Notice of the Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope.

    We look forward to seeing you on June 23, 1997.


                                       Sincerely,



                                       Stefan Borg
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 23, 1997


To the Stockholders of SunPharm Corporation:

     The Annual Meeting of Stockholders (the "Annual Meeting") of SunPharm Corporation (the "Company") will be held on Monday, June 23, 1997, at 10:00 a.m., local time, at the Company's offices at 4651 Salisbury Road, Suite 205, Jacksonville, Florida, for the following purposes:

          1. To elect nine directors of the Company, each to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

          2. To approve the amendment and restatement of the Company's 1994 Stock Option Plan;

          3. To approve the amendment and restatement of the Company's 1995 Nonemployee Directors' Stock Option Plan;

          4. To ratify and approve the appointment of Deloitte & Touche LLP as the Company's independent public accountants for its fiscal year ending December 31, 1997; and

          5. To act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 25, 1997 will be entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the proxy and vote in person.

                                        By Order of the Board of Directors,


                                        Cecilia Bryant
                                        SECRETARY

Jacksonville, Florida
May 12, 1997

                          SUNPHARM CORPORATION
                     4651 SALISBURY ROAD, SUITE 205
                      JACKSONVILLE, FLORIDA 32256

                      ---------------------------

                            PROXY STATEMENT
                                  FOR
                     ANNUAL MEETING OF STOCKHOLDERS


                        TO BE HELD JUNE 23, 1997



                SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of SunPharm Corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, June 23, 1997 (the "Annual Meeting"), at 10:00 a.m., local time, at the Company's offices at 4651 Salisbury Road, Suite 205, Jacksonville, Florida, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournment(s) of the Annual Meeting. If the accompanying Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, it will be voted in favor of the proposals described in this Proxy Statement. In addition, the Proxy confers discretionary authority to the persons named in the Proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters.

     Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Annual Meeting or by written notice to the Company addressed to Secretary, SunPharm Corporation, 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Annual Meeting or by the inspector of election at the Annual Meeting.

     The principal executive offices of the Company are located at 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about May 12, 1997.

     In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or telegraph. Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

     All costs of preparing, printing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, the enclosed form of Proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

                       PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's stockholders will be asked to consider and act upon the following matters:

     1. The election of nine directors of the Company, each to serve until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

     2. A proposal to approve the amendment and restatement of the Company's 1994 Stock Option Plan;

     3. A proposal to approve the amendment and restatement of the Company's 1995 Nonemployee Director Option Plan;

     4. A proposal to ratify and approve the appointment of Deloitte & Touche LLP as the Company's independent public accountants for its fiscal year ending December 31, 1997; and

     5. Such other business as may properly come before the meeting or any adjournments thereof.


                       QUORUM AND VOTING

     The close of business on April 25, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting and any adjournment(s) thereof. As of the Record Date, the Company had issued and outstanding 5,537,165 shares of common stock, par value $.0001 per share (the "Common Stock").

     Each stockholder of record of Common Stock will be entitled to one vote per share on each matter that is called to vote at the Annual Meeting.

     The presence, either in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. A plurality vote is required for the election of directors. Accordingly, if a quorum is present at the Annual Meeting, the nine persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director nominee and broker non-votes in the election of directors will not affect the outcome of the election of directors. All other matters to be voted on will be decided by the vote of the holders of a majority of the shares present or represented at the Annual Meeting and entitled to vote on such matter. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on such vote.

     All Proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a Proxy bearing a later date or (iii) attending the Annual Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by Continental Stock Transfer & Trust Company, the Company's transfer agent and registrar.

                              PROPOSAL NUMBER 1:
                             ELECTION OF DIRECTORS

     The Board of Directors has nominated and urges you to vote for the election of the nine nominees identified below, who have been nominated to serve as directors for a one-year term or until their successors are duly elected and qualified. Each of the nominees listed below is a member of the Company's present Board of Directors. Proxies solicited hereby will be voted for all of the nominees unless stockholders specify otherwise in their Proxies.

     If, at the time of or prior to the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

NOMINEES FOR ELECTION AS DIRECTORS

     The nine nominees for election as directors and certain additional information with respect to each of them, are as follows:

                                                                     YEAR FIRST
                                                                      BECAME A
           NAME                AGE     POSITION WITH THE COMPANY      DIRECTOR
           ----                ---     -------------------------      --------
Stefan Borg (1)                 43  President and Chief Executive
                                    Officer, Director                    1991
Philip R. Tracy (2)             55  Chairman of the Board of Directors   1995
Charles L. Dimmler, III             Director                             1997
Jerry T. Jackson                56  Director                             1996
Robert S. Janicki, M.D. (3)(4)  62  Director, Member of the Scientific
                                    and Clinical Advisory Board          1991
Norman H. Lipoff                60  Director                             1996
Jacques F. Rejeange (1)(3)      57  Director                             1994
Robert A. Schoellhorn (3)(4)    68  Director                             1992
George B. Schwartz              42  Director                             1993

_____________

(1)  Member of the Nominating Committee

(2)  Member of the Audit Committee

(3)  Member of the Compensation Committee

(4)  Member of the Option Committee

STEFAN BORG
PRESIDENT AND CHIEF EXECUTIVE OFFICER, DIRECTOR

     Mr. Borg founded the Company and has been President and Chief Executive Officer of the Company since its inception and was Chairman of the Board of Directors of the Company from inception until January 1995. From September 1991 to August 1993, Mr. Borg was a general partner of Batterson, Johnson & Borg, a venture capital partnership located in Chicago, Illinois. From 1986 to 1990, he was Vice President of Business Development of Houston Biotechnology Incorporated. From 1984 to 1986, he was Manager of Business Development for California Biotechnology, Inc. From 1982 to 1984, he was Product Manager for Bethesda Research Laboratories, Inc., a supplier of genetic engineering tools. From 1980 to 1982, he was Marketing Manager and head of Boehringer Mannheim GmbH's subsidiary in Copenhagen, Denmark. Mr. Borg received his M.B.A. in Marketing from INSEAD in Fontainebleau, France and his M.Sc. degree in Biochemistry from the University of Copenhagen.

PHILIP R. TRACY
CHAIRMAN OF THE BOARD OF DIRECTORS

     Mr. Tracy has been a director of the Company since October 1995 and Chairman of the Board since May 1996. Mr. Tracy is presently of counsel to Smith, Anderson, Blount, Dorsett, Mitchell and Jernigan, a law firm in Raleigh,

North Carolina. From 1989 until its sale to Glaxo Inc. in 1995, Mr. Tracy was President and Chief Executive Officer of Burroughs Wellcome Co. and a member of the Board of Directors of Burroughs Wellcome Co. and its parent organizations, The Wellcome Foundation Limited and Wellcome plc. From 1974 to 1989, Mr. Tracy held several positions in the legal department of Burroughs Wellcome Co., including as Vice President, Secretary and General Counsel from 1981 to 1989. Prior thereto, he was employed at Steptoe & Johnson and the Federal Bureau of Investigation. He received a B.A. from the University of Nebraska and his L.L.B. from George Washington University.

CHARLES L. DIMMLER, III
DIRECTOR

     Mr. Dimmler has been a director of the Company since April 1997. Mr. Dimmler is a principal investment officer of the Cross Atlantic Partners Funds and an operating officer of Hambro Health International, a private equity investment and commercial development firm. A General Partner of Hambro International Equity Partners, Mr. Dimmler joined Hambro America, Inc., an affiliate of London-based merchant bank Hambros Bank Limited, in 1988. Mr. Dimmler co-founded Applied Immune Sciences, Inc., which was subsequently acquired by RPR Gencell in 1992, and operated Metcalf Ross & Company, a company which he formed to manage and commercialize intellectual property owned by medical research institutions, from 1985 to 1988. He has business experience as an operating executive of two Fortune 100 industrial companies, and he served as an infantry officer in the United States Marine Corps. Mr. Dimmler earned his undergraduate degree from the University of California at Davis.

JERRY T. JACKSON
DIRECTOR

     Mr. Jackson has been a director of the Company since August 1996. From 1965 until his retirement in 1995, Mr. Jackson was employed with Merck & Co., Inc. in various senior management positions, including at his retirement Executive Vice President of Merck's pharmaceutical division. Mr. Jackson currently serves as a director on the boards of Cortherapeutics, Inc. and Molecular Biosystems, Inc. and as Chairman of Transcend Therapeutics, Inc.

ROBERT S. JANICKI, M.D.
MEMBER OF THE PHARMACEUTICAL ADVISORY BOARD AND DIRECTOR

     Dr. Janicki has been a director of the Company since 1991 and a member of the Pharmaceutical Advisory Board since 1993. From 1969 until his retirement as Senior Vice President for Scientific & Medical Affairs in 1990, Dr. Janicki was employed by Abbott Laboratories. From 1968 to 1969, he was Associate Medical Director of Union Carbide Corporation's pharmaceutical division, and from 1966 to 1968, he was Associate Director of Clinical Research for the Dow Pharmaceutical Division of Dow Chemical Company. Dr. Janicki served as a director of Cetus Corporation prior to its merger with Chiron Corporation and currently serves as a director of Afferon Corporation (Wayne, Pennsylvania), a privately-held pharmaceutical company. He is presently engaged as a consultant to several health care companies. Dr. Janicki received his M.D. from Temple University School of Medicine.

NORMAN H. LIPOFF
DIRECTOR

     Mr. Lipoff has been a director of the Company since November 1996. Mr. Lipoff has been a senior member of the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen and Quentel, P.A., Miami, Florida since 1970. Mr. Lipoff is involved extensively in national and international non-profit organizations, including serving from 1990 to 1994 as Chairman of the United States Israel Appeal and serving until 1996 on the Executive and Board of Governors of the Jewish Agency for Israel. He currently serves as a National Vice-Chairman of United Jewish Appeal. Mr. Lipoff received his BSBA (in Accounting) and his J.D. from the University of Florida. Mr. Lipoff also holds an LL.M. (in Taxation) from New York University and is past Chairman of the Tax Section of the Florida Bar.

JACQUES F. REJEANGE
DIRECTOR

     Mr. Rejeange has been a director of the Company since June 1994 and was Chairman of the Board from January 1995 to May 1996. Mr. Rejeange was President and Chief Executive Officer of Sterling Winthrop, Inc. from January 1994 through January 1995 and President of its pharmaceuticals division from July 1992 through January 1994. From January 1989 through 1992, Mr. Rejeange was President and Chief Executive Officer of Sandoz Pharmaceuticals Corporation U.S.A. Prior to 1989, Mr. Rejeange was employed in various managerial positions with Sandoz in Europe, Hong Kong and the United States. Mr. Rejeange is a member of the Board of Trustees of Drew University and a member of the Board of Directors of the Pharmaceutical Manufacturers Association, and serves as a director of Hafslund-Nycomed Inc. Mr. Rejeange received his M.B.A. in 1963 from INSEAD in Fontainebleau, France and is a 1962 graduate of the Ecole Superieure de Commerce de Reims.

ROBERT A. SCHOELLHORN
DIRECTOR

     Mr. Schoellhorn has been a director of the Company since 1993. Mr. Schoellhorn is presently the Chairman and CEO of Marathon Coach, Inc. (Eugene, Oregon), a privately held company owned by Mr. Schoellhorn and certain members of his family which manufactures luxury motor coaches. From 1973 until his retirement in 1990, Mr. Schoellhorn was employed with Abbott Laboratories in various senior management positions, including Chief Executive Officer since 1979 and Chairman of the Board since 1981. For 26 years prior to joining Abbott, Mr. Schoellhorn held various management positions with American Cyanamid Corporation. Mr. Schoellhorn is presently on the board of Cryomedical Sciences, Inc. (Rockville, Maryland) and Chairman and Chief Executive Officer of Outdoor Resorts of America, Inc., a developer and operator of luxury recreational resorts. Mr. Schoellhorn is on the board of First Community Bank of the Desert, and has previously served on the boards of SCM Corporation, Pillsbury, ITT and Shell Oil Company. He is a graduate of the Philadelphia College of Textiles and Science, where he majored in chemistry.

GEORGE B. SCHWARTZ
DIRECTOR

     Mr. Schwartz has been a director of the Company since 1993. Mr. Schwartz is a founder and managing director of Atrium Capital Corporation and the founder and President of Tioga Capital Corporation, investment firms focusing on private equity investments. Mr. Schwartz is also a founder and managing director of Atrium Securities Corporation. From 1987 through 1990, Mr. Schwartz was a partner of The Airlie Group. From 1985 to 1987, Mr. Schwartz was a co-founder and General Partner of Caronan Fund I, L.P., a leveraged buyout fund. From 1978 to 1985, Mr. Schwartz was employed in the Corporate Finance Department of Drexel Burnham Lambert, Inc., most recently as Senior Vice President. From 1976 to 1978, Mr. Schwartz was an associate in the Corporate Finance Department of Kuhn, Loeb & Co. Mr. Schwartz currently serves as a director of Thompson Hospitality, Inc. and as President of Worldwide Games Corp. Mr. Schwartz received his M.B.A. from The Amos Tuck School at Dartmouth College and a B.A. degree from Vanderbilt University.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE-NAMED NOMINEES.

DIRECTORS' MEETINGS AND COMPENSATION

     During 1996, the Board of Directors met six times and took certain additional actions by unanimous written consent in lieu of meetings. During 1996, no director of the Company attended fewer than 75 percent of the meetings of the Board of Director.

     Each nonemployee director receives $1,500 for each meeting of the Board of Directors or of a committee of the Board of Directors which is attended in person, provided that in the event a committee meeting is scheduled in conjunction with a Board meeting, only one payment will be received. Payments for attending any telephonic meetings of the Board of Directors are $750. All directors receive reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     In addition, pursuant to the Company's 1995 Nonemployee Directors' Stock Option Plan, each director who is not an employee of or consultant to the Company receives an initial stock option to purchase 25,000 shares upon election to the Board and an annual stock option to purchase 5,000 shares of the Company's Common Stock, with vesting contingent on providing services over the following twelve months. The Chairman of the Board receives an additional option to acquire 10,000 shares each year.

BOARD COMMITTEES

     The Company's Board of Directors has an Audit Committee, Compensation Committee, Option Committee and Nominating Committee. The Audit Committee's functions include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plan and results of the auditing engagement, approving professional services provided by the independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The Compensation Committee makes recommendations concerning compensation, including incentive arrangements, for the Company's officers. The Option Committee administers the Company's 1994 Stock Option Plan and approves all stock options awarded under it. The Nominating Committee establishes procedures for the evaluation and selection of nominees to the Board of Directors, and the Nominating Committee is also responsible for the smooth and orderly transition in the Company's management, in the event such a need arises.

     During 1996, the Audit Committee, Compensation Committee, Option Committee and Nominating Committee each met one time. During 1996, no director of the Company attended fewer than 75 percent of the meetings of committees on which he served.

                               PROPOSAL NUMBER 2:
               AMENDMENT AND RESTATEMENT OF THE 1994 STOCK OPTION PLAN

GENERAL

     On April 25, 1997, the Board, subject to the approval by the stockholders of the Company, approved the amendment and restatement of the SunPharm Corporation 1994 Stock Option Plan (as presently in effect, the "Plan" and, as amended and restated, the "Amended Plan"). The purpose of the Plan is to promote and advance the interests of the Company by aiding the Company in attracting and retaining qualified employees and consultants and to further align the interests of the employees with those of the stockholders through stock options. A copy of the Amended Plan is included as Exhibit A to this Proxy Statement and the following summary is qualified in its entirety by reference to the complete text of Exhibit A.

     Options to purchase an aggregate of 350,500 shares may be granted under the Plan, as presently in effect. Options to purchase a total of 313,380 shares of the Company's Common Stock have been granted under the Plan, leaving a total of 37,120 shares as to which options may be granted under the Plan as presently in effect. The number of shares as to which options may be granted would be increased to 750,000 shares pursuant to the Amended Plan. In addition, the Amended Plan provides that the maximum number of shares subject to options which may be issued to any person who is granted an option under the Amended Plan during any period of three consecutive years is 250,000 shares. No other changes are proposed to be made to the Plan.

     Stockholder approval of the Amended Plan is required for grants of options under the Plan to remain exempt from a cap on the tax deductibility of the grants of options by the Company imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code, added by the Revenue Reconciliation Act of 1993, places a $1 million cap on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the

Code are exempt from the cap and do not count toward the $1 million limit. Subject to certain conditions (e.g., that the exercise price of such options is not less than the fair market value of the Common Stock on the date of grant), options granted under the Plan, which was approved by the Company's stockholders in 1994, will qualify for Section 162(m) purposes until the Annual Meeting, and grants of options made prior to the Annual Meeting will remain
Section 162(m) qualified. However, grants of options made after the Annual Meeting will not qualify unless the stockholders approve the Amended Plan.

SUMMARY OF THE AMENDED PLAN

     ELIGIBILITY. The individuals who shall be eligible to receive Incentive Options and Nonqualified Options (together, the "Options") shall be those key employees and consultants of the Company as the Compensation Committee of the Board of Directors or such other committee that the Board of Directors may designate to administer the Amended Plan (the "Committee") shall determine from time to time. "Incentive Option" means an Option granted under the Amended Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code. "Nonqualified Option" means an Option granted under the Amended Plan other than an Incentive Option.

     ADMINISTRATION. The Amended Plan provides that Committee shall be constituted in such a manner as to permit the Amended Plan to comply with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to a plan intended to qualify thereunder as a discretionary plan. All questions of interpretation and application of the Amended Plan and Options shall be subject to the determination of the Committee. The Amended Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. To comply with Section 162(m) of the Code, it is the Company's intent that the Committee shall be constituted solely of two or more Directors who are "outside directors" within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code. The Committee has complete authority to construe, interpret and administer provisions of the Amended Plan, to determine which persons are to be granted Options, the terms and conditions of Options, and to make all other determinations necessary or deemed advisable in the administration of the Amended Plan.

     RESERVED SHARES. The total number of shares of Common Stock with respect to which Options may be granted under the Amended Plan shall be 750,000 shares, subject to adjustment as provided in the Amended Plan. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to Options which may be issued to any person who is granted an Option under the Amended Plan ("Optionee") during any period of three consecutive years is 250,000 shares.

     TERMS OF OPTIONS. The price at which Common Stock may be purchased under an Option shall be established by the Committee, provided that the price at which Common Stock may be purchased under an Option that is intended to qualify as an Incentive Option not be less than 100% of the fair market value of the Common Stock on the date the Incentive Option is granted. In the case of any 10% holder of Common Stock, the price at which shares of Common Stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the Common Stock on the date the Incentive Option is granted. The expiration date of an Option shall be established by the Committee, provided that no Incentive Option shall be exercisable after the expiration of ten years from the date the Incentive Option is granted. In the case of a 10% holder of Common Stock, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted. To the extent that the aggregate fair market value (determined as of the time an Incentive Option is granted) of the Common Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under the Amended Plan and any other incentive stock option plan(s) of the Company or any affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

     EXERCISE OF OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the written option agreement, as long as the Option is valid and outstanding. The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of (i) cash, (ii) promissory note, (iii) other shares of the Company's capital stock, (iv) authorization for the Company to retain from the total number of shares as to which the Option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price or (vi) any combination of the foregoing methods of payment. The Committee will determine the period over which individual
Options become exercisable.

     NON-TRANSFERABILITY AND NO RIGHTS AS STOCKHOLDER. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him. No Optionee shall have any rights as a stockholder with respect to Common Stock covered by his Option until the date a stock certificate is issued for the Common Stock.

     CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares of Common Stock then reserved for issuance under the Amended Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

     In the event of a merger or consolidation of the Company with or into another entity or another transaction pursuant to which all or substantially all of the assets of the Company are conveyed to another entity, each Option shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity. In the event that such successor entity does not agree to assume an Option or to substitute an equivalent option, the Committee shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the shares subject to the Option, including shares as to which the Option would not otherwise be exercisable.

     AMENDMENT OR TERMINATION OF THE AMENDED PLAN. The Board of Directors of the Company may amend, terminate or suspend the Amended Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (i) change the aggregate number of shares of Common Stock which may be issued under Incentive Options, (ii) change the class of employees eligible to receive Incentive Options, or (iii) decrease the exercise price for Incentive Options below the fair market value of the Common Stock at the time it is granted, shall be made without the approval of the Company's stockholders. The Amended Plan will terminate on April 30, 2004, unless extended or previously terminated.

FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED PLAN

     INCENTIVE STOCK OPTIONS. An employee who has been granted an incentive stock option will not realize taxable income at the time of the grant or exercise (but in some circumstances may be subject to an alternative minimum tax as a result of the exercise) of such option and the Company will not be entitled to a deduction at either such time. If the employee makes no disposition of the shares acquired pursuant to an incentive stock option within two years from the date of the grant of such option, or within one year of the transfer of such shares to him or her, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the foregoing holding period requirements are not satisfied, a portion of any gain in the year of disposition will be taxable to the employee as ordinary income, and the Company will be entitled to a corresponding deduction. The Company will not be entitled to any deduction in connection with any loss to the employee or the portion of any gain that is taxable to the employee as short-term or long-term capital gain.

     NON-QUALIFIED STOCK OPTIONS. Non-qualified stock options (options that are not incentive stock options) will not qualify for special federal income tax treatment. No tax is imposed on the optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the employee will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price; and the Company will be entitled to a corresponding deduction, provided the Company withholds income tax with respect to such amount and provided that such amount is not limited by Section 162(m) of the Code with respect to options with an exercise price that was less than the fair market value of the Common Stock on the date of grant. However, if the shares received upon the exercise of a non-qualified stock option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured based upon the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors, and 10% stockholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such individual within six months of the exercise of a non-qualified stock option. Ordinary income realized upon the exercise of a non-qualified stock option is not an adjustment for alternative minimum tax purposes.

     WITHHOLDING. The Company has the right to deduct from any or all awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding requirements.

     DEDUCTIBILITY. The Amended Plan has been designed to meet the requirements of Section 162(m) of the Code for stock option plans, including the requirement that the Amended Plan state the maximum number of shares that can be issued during a specified period to an individual employee under the Amended Plan. Thus, the provisions of Section 162(m) should not limit the Company's ability to deduct all of the compensation income generated in connection with the exercise of stock options granted under the Amended Plan except for stock options, if any, with exercise prices less than the fair market value of the Common Stock on the date of grant.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NUMBER 2, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                          PROPOSAL NUMBER 3:
          AMENDMENT AND RESTATEMENT OF THE 1995 NONEMPLOYEE
                     DIRECTORS' STOCK OPTION PLAN

GENERAL

     On April 25, 1997, the Board, subject to the approval by the stockholders of the Company, approved the amendment and restatement of the SunPharm Corporation 1995 Nonemployee Directors' Stock Option Plan (as presently in effect, the "Director Plan" and, as amended and restated, the "Amended Director Plan"). The purpose of the Director Plan is to promote and advance the interests of the Company by aiding the Company in attracting and retaining qualified nonemployee directors and to further align the interests of such directors with those of stockholders through stock options. A copy of the Amended Director Plan is included as Exhibit B to this Proxy Statement and the following summary is qualified in its entirety by reference to the complete text of Exhibit B.

     Options to purchase an aggregate of 200,000 shares may be granted under the Director Plan, as presently in effect. Options to purchase a total of 165,000 shares of the Company's Common Stock have been granted under the Director Plan, leaving a total of 35,000 shares as to which options may be granted under the Plan as presently in effect. The number of shares as to which options may be granted would be increased to 300,000 shares pursuant to the Amended Director Plan. No other changes are proposed to be made to the Plan.

SUMMARY OF THE AMENDED DIRECTOR PLAN

     The Amended Director Plan is a "formula" plan for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, pursuant to which options for shares of Common Stock are automatically granted to certain eligible nonemployee directors of the Company as of specified dates. No person exercises any discretion with respect to persons eligible to receive grants of options under the Amended Director Plan or the amount of grants thereunder.
The term of the Amended Plan expires on July 10, 2005.

     ELIGIBILITY. Persons who are nonemployee and nonconsultant directors of the Company ("Nonemployee Directors") will be eligible to participate in the Amended Director Plan. The Company presently has eight such directors. The Amended Director Plan sets forth various restrictions upon the exercise of options following the death, disability or termination of services of a Nonemployee Director.

     SHARES SUBJECT TO AMENDED DIRECTOR PLAN. The maximum number of shares of Common Stock in respect of which options may be granted under the Amended Director Plan shall be 300,000, an increase of 100,000 shares from the number presently authorized under the Director Plan, subject to appropriate adjustment upon a reorganization, stock split, recapitalization or other change in the Company's capital structure.

     OPTION PERIOD. Options granted to Nonemployee Directors under the Amended Director Plan will be for a term of ten years from the date of grant.

     AMENDMENT. The Board in its discretion may terminate the Amended Director Plan at any time with respect to any shares for which options have not theretofore been granted. The Board shall have the right to alter or amend the Amended Director Plan or any part thereof from time to time; provided that no change in any option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee and provided, further, that the Board may not make any alteration or amendment which would
(i) materially increase the benefits accruing to participants under the Amended Director Plan, (ii) increase the aggregate number of shares which may be issued pursuant to the provisions of the Amended Director Plan, (iii) change the class of individuals eligible to receive options under the Amended Director Plan or
(iv) extend the term of the Amended Director Plan, without the approval of the stockholders of the Company.

     NON-QUALIFIED OPTIONS. Options issued under the Amended Director Plan constitute non-qualified stock options.

     AUTOMATIC GRANT OF OPTIONS. In general, under the Amended Director Plan each Nonemployee Director who is first elected to the Board is entitled to receive an option to purchase 25,000 shares of Common Stock on the date on which he first becomes a Nonemployee Director. Each Nonemployee Director, regardless of when elected to the Board, is entitled to receive options annually on the date of his or her reelection to the Board to purchase 5,000 shares of Common Stock. In addition, the Chairman of the Board of Directors is entitled to receive options annually to purchase an additional 10,000 shares of Common Stock if the Chairman of the Board is a Nonemployee Director. The amounts of all such option grants are subject to appropriate adjustment upon a reorganization, stock split, recapitalization or other change in the Company's capital structure.

     EXERCISABILITY. Options become exercisable in 8.33% installments that vest at the end of each subsequent month following the first day of the calendar month coincident with or next following the date of grant until the option is 100% vested. The exercise price for options may be paid in cash, by delivery of shares of Common Stock already owned by the optionee with a market value equal to the exercise price, or in any combination of cash and shares of Common Stock.

     CHANGE IN CONTROL. Upon a change in control of the Company as a result of a merger, contested election, purchase of 50% or more of the Company's outstanding Common Stock or other related events described in the Amended Director Plan, all options outstanding under the Amended Director Plan shall become fully exercisable.

     OPTION EXERCISE PRICE. The exercise price of options shall be at one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. The "fair market value" of a share of Common Stock shall mean, on any given date, the mean of the high and low sales prices of the Common Stock on the Nasdaq Stock Market or, if the Common Stock is listed on a national stock exchange, the mean of the high and low sales prices on the exchange on such date.

FEDERAL INCOME TAX CONSEQUENCES OF THE AMENDED DIRECTOR PLAN

     GENERAL. A Nonemployee Director will not recognize any taxable income at the time an option is granted. Ordinary income will be recognized by a Nonemployee Director at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock received over the option price for such shares. However, if other shares of Common Stock have been purchased by a Nonemployee Director within six months of the exercise of an option, recognition of the income attributable to such exercise may under certain circumstances be postponed for a period of up to six months from the date of such purchase of such other shares of Common Stock due to liability to suit under Section 16(b) of the Exchange Act. If applicable, one effect of any such postponement would be to measure the amount of the Nonemployee Director's taxable income by reference to the fair market value of such shares at the time such liability to suit under Section 16(b) of the Exchange Act no longer exists (rather than at the earlier date of the exercise of the option). The Nonemployee Director will generally recognize a capital gain or loss upon a subsequent sale of the shares of Common Stock.

     DEDUCTIBILITY. Upon a Nonemployee Director's exercise of an option granted under the Amended Director Plan, the Company may claim a deduction for compensation paid at the same time and in the same amount as ordinary income is recognized by the Nonemployee Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL NUMBER 3, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                           PROPOSAL NUMBER 4:
        RATIFICATION AND APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of Deloitte & Touche LLP as the Company's independent public accountants to make an examination of the accounts of the Company for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

     Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     On January 17, 1996, the Company's independent public accountants, Arthur Andersen LLP in Houston, Texas, was dismissed. On January 18, 1996, the Company retained Deloitte & Touche LLP in Jacksonville, Florida as its independent public accountants. The decision to change independent accountants was recommended by management to the Audit Committee of the Board of Directors of the Company and approved by the Audit Committee of the Board Directors of the Company.

     The report of the Company's former independent public accountants on the financial statements of the Company for the year ended December 31, 1993 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the modification stating the following: The financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operated as a development stage enterprise since its inception, devoting substantially all of its efforts to financial planning, raising capital and performing research and development. The Company incurred losses since its inception, has a deficit in stockholders' equity and a working capital deficit. The Company expects to continue to incur losses in the foreseeable future and there can be no assurance that the Company will successfully complete the transition from a development stage company to successful operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In addition, certain claims have been made against the Company, and the financial statements do not include any adjustments that might result from the outcome of these uncertainties.

     The former independent public accountants' report on the financial statements of the Company for the year ended December 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the explanatory emphasis-of-a-matter paragraph stating that the Company is a development stage enterprise with no significant revenues to date and in order to complete the research and development and other activities necessary to commercialize its products, additional financing would be required subsequent to December 31, 1995. In addition, the report was modified stating that certain claims had been made against the Company, the outcome of which was uncertain, and no provisions for any liabilities that may result related to these claims had been made in the financial statements.

     During the years ended December 31, 1993 and December 31, 1994 and all subsequent interim periods preceding such dismissal there were no disagreements with the Company's former independent public accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former independent public accountant, would have caused the former independent public accountant to make reference to the matter in their report.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF DELOITTE & TOUCHE LLP'S APPOINTMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                     EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     Set forth below is certain information concerning the executive officers of the Company, including the business experience of each during the past five years.

NAME                                AGE    POSITION WITH THE COMPANY
----                                ---    -------------------------
Stefan Borg ........................ 43    President and Chief Executive Officer
Cecilia Bryant...................... 50    Vice President--Legal Affairs and
                                            Secretary
James W. Kesterson, Ph.D., D.V.M. .. 57    Vice President--Product Development
Ronald W. Sanda .................... 54    Vice President--Manufacturing and Operations
J. Michael Schafer ................. 39    Vice President--Business Development

     Information regarding the business experience of Mr. Borg is set forth above under the heading "Nominees for Election as Directors."

JAMES W.  KESTERSON, PH.D., D.V.M.
VICE PRESIDENT -- PRODUCT DEVELOPMENT

     Dr. Kesterson has been Vice President--Product Development of the Company since October 1994. Dr. Kesterson was a pharmaceutical industry consultant from 1991 to 1994. From 1975 to 1991, Dr. Kesterson was employed by Abbott Laboratories, during the last seven years of which he served as Vice President, Pharmaceutical Development. From 1971 to 1975, Dr. Kesterson was Supervisor of Pathology for ICI United States, Inc. Dr. Kesterson received his Ph.D. and his D.V.M. from Purdue University.

CECILIA BRYANT
VICE PRESIDENT -- LEGAL AFFAIRS AND SECRETARY

     Ms. Bryant has been Secretary and Vice President--Legal Affairs of the Company since September 1996 on a part time basis. Ms. Bryant was an attorney with the Securities and Exchange Commission from 1973 to 1975 and was in private practice prior to serving as Special Counsel of Voyager Insurance Companies from 1978 to 1986, returning thereafter to private practice. She is a director of SunTrust Bank of North Florida, N.A. and is Chairman of PRIDE of Florida, Inc. Ms. Bryant served from 1982 to 1989 on the Florida
University System Board of Regents and was its Vice Chairman in 1989. Ms. Bryant received her law degree from the University of Florida and is a Certified Life Underwriter (CLU) and Chartered Financial Consultant (ChFC).

RONALD W. SANDA
VICE PRESIDENT--MANUFACTURING AND OPERATIONS

     Mr. Sanda has been Vice President--Manufacturing and Operations of the Company since July 1994. Mr. Sanda was Director, Quality Assurance of Houston Biotechnology Incorporated from 1988 to 1994. From 1986 to 1988, Mr. Sanda was Director, Quality Assurance of Biospecific Technologies, Inc. From 1961 to 1986, Mr. Sanda was employed by Ben Venue Laboratories, Inc. in various quality assurance and GMP compliance functions. Mr. Sanda has a B.S. in Chemistry from Kent State University.

J. MICHAEL SCHAFER
VICE PRESIDENT--BUSINESS DEVELOPMENT

     Mr. Schafer has been Vice President--Business Development of the Company since October 1996. From 1992 to 1996, Mr. Schafer was a consultant for All-American Racers, Inc., a private company in Santa Ana, California. At All-American he was responsible for special projects, strategic planning and business development. From 1982 to 1992 Mr. Schafer was a general partner of The Woodlands Venture Partners, L.P., a venture capital fund in The Woodlands, Texas, where he was responsible for sourcing, screening and negotiating the fund's investments.

COMPENSATION OF EXECUTIVE OFFICERS

     SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning compensation paid or accrued during the last three years to the Company's President and Chief Executive Officer and to each of the other executive officers of the Company, determined as of the end of the last fiscal year, whose annual compensation exceeded $100,000 (the "Named Executive Officers"):

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      -------------
                                             ANNUAL COMPENSATION        SECURITIES
                                          ---------------------------   UNDERLYING     ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR     SALARY         BONUS          OPTIONS     COMPENSATION
   ---------------------------     ----     ------         -----       ------------   ------------
Stefan Borg .....................  1996   $  163,125     $  18,750            --            --
  President and Chief              1995      145,280         7,280            --        12,458(2)
    Executive Officer              1994      127,300        35,220(1)         --        12,438(2)

James W. Kesterson ..............  1996      125,625         7,500            --            --
  Vice President--Product          1995      120,000        11,000        20,000         3,710(3)
    Development                    1994           --            --        38,950            --

Ronald W. Sanda..................  1996      102,812         7,500            --            --
  Vice President-Manufacturing     1995      103,647         1,000        10,000         6,314(3)
    and Operations                 1994       43,542            --        38,950            --

--------------------

(1) Includes $27,720 of a $35,000 bonus which was paid in 1995 for services performed in 1994.
(2) Reflects amortization of a loan made to Mr. Borg at an annual interest rate equal to 5.88 percent, which was forgiven by the Company on its due
    date (April 1996).   See note 2 of the Notes to the Financial Statements
    included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.
(3) Relocation expenses.

    OPTION GRANTS IN 1996

    No options were granted to the President or any of the other Named Executive Officers during the fiscal year ended December 31, 1996.

   OPTION VALUES

    The following table provides information concerning the value of unexercised options held as of December 31, 1996 by the Company's Chief Executive Officer and its other executive officers named in the Summary Compensation Table (no options were exercised during such year). The fair market value of the shares of Common Stock underlying such options was determined by using the closing bid price of the Company's Common Stock, which was $5.00 per share as of December 31, 1996.

                               NUMBER OF SECURITIES
                              UNDERLYING UNEXERCISED                 VALUE OF UNEXERCISED
                          OPTIONS HELD AT DECEMBER 31, 1996    OPTIONS HELD AT DECEMBER 31, 1996
                          ---------------------------------    ---------------------------------
NAME                       EXERCISABLE       UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
----                       -----------       -------------       -----------      -------------
Stefan Borg .............    46,740                   --         $  233,700        $       --
James W. Kesterson.......    12,609               46,341             63,045           231,705
Ronald W. Sanda..........    12,425               36,525             62,125           182,625

EMPLOYMENT AGREEMENTS

     In April 1993, the Company entered into a three-year employment agreement with Stefan Borg to serve as the Company's Chief Executive Officer and President. Pursuant to that agreement, Mr. Borg received a salary at the rate of $120,000 per annum, and an option to purchase 46,740 shares of Common Stock at a price of $.32 per share. In June 1994, Mr. Borg's employment agreement was amended to increase his annual salary to $132,000 and to award Mr. Borg a cash bonus of $30,000. Effective April 1, 1995, Mr. Borg's annual salary was increased to $150,000 and the agreement was extended to March 31, 1997, renewing on a year-to-year basis thereafter. Mr. Borg's employment agreement, as amended, provides that Mr. Borg will be entitled to continuation of his salary, payable monthly, for an additional twelve month period in the event of his termination by the Company without cause prior to April 1, 1998.

     The Company has engaged Dr. Bergeron as its Chief Scientific Consultant in the area of polyamine analogues on an exclusive basis through December 1998, at a current rate of $98,000 per year. Such agreement may be terminated by the Company in the event the sponsored research agreement with the University of Florida terminates.


                           CERTAIN TRANSACTIONS

     The Company loaned Mr. Borg an aggregate of $35,000 during 1992 and 1993, which amount was forgiven on the due date (April 1, 1996) pursuant to its terms. On March 31, 1996, the Company loaned Mr. Borg $87,491 at 8% per annum, which amount is to be repaid on or before March 31, 1998. On April 1, 1997, the Company loaned Mr. Borg $24,500 at 8% per annum, which amount is to be repaid on or before June 1, 1997.

     The Company entered into License Agreements with the University of Florida Research Foundation, Inc. in December 1991 and October 1995. The Company has issued the Foundation a total of 342,760 shares of Common Stock in partial consideration for the rights granted under the License Agreements, and has ongoing royalty obligations under the License Agreements. The Company is a party to a Sponsored Research Agreement with the Foundation under which the Company has agreed to fund research at the University of Florida through 1998 at a cost of approximately $875,000 per year.

     In November and December 1994 and January 1995, the Company borrowed an aggregate of $200,000 from Messrs. Rejeange and Schoellhorn, Dr. Janicki and one other individual who is no longer a director. In consideration for such loans, the Company issued (i) a note in the principal amount of $100,000, together with a warrant to purchase 10,000 shares of Common Stock at an exercise price of $7.00 per share, to Mr. Rejeange, (ii) a note in the principal amount of $15,000, together with a warrant to purchase 1,500 shares of Common Stock at an exercise price of $7.00 per share, to Mr. Schoellhorn, and (iii) a note in the principal amount of $10,000 together with a warrant to purchase 1,000 shares of Common Stock at an exercise price of $7.00 per share, to Dr. Janicki. The Company repaid such notes from the proceeds of its initial public offering in January 1995.

     On July 19, 1996, the Company issued 159,842 shares of Common Stock and warrants to purchase 39,960 shares of Common Stock to SunPharm Investors, L.P. ("SunPharm Investors") in consideration for the exercise by SunPharm Investors of warrants to purchase 159,842 shares of Common Stock and the payment of the $304,262 exercise price of such warrants. Mr. Schwartz is the President of Tioga Capital Corporation, which serves as the general partner of SunPharm Investors.

     On March 31, 1997, the Company sold an aggregate of 714,286 units ("Units") each consisting of one share of Common Stock and a warrant to purchase one share of Common Stock, to Cross Atlantic Partners K/S and Cross Atlantic Partners II K/S (together, "Cross Atlantic") at a price of $3.50 per Unit. Mr. Dimmler is an affiliate of Cross Atlantic. In addition, Mr. Dimmler and members of his family purchased 4,000 Units at the same price.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information regarding the beneficial ownership of the Company's Common Stock as of April 25, 1997 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's chief executive officer and each of the other Named Executive Officers and (iv) all directors and executive officers as a group. Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed.

                                                                 PERCENTAGE
                                               NUMBER OF        BENEFICIALLY
NAME                                           SHARES(1)           OWNED
----                                           ---------        ------------


Cross Atlantic Partners Funds(2)               1,428,572           25.8%
New York Life Insurance Company(3)             1,142,858           20.6%
Stefan Borg(4)                                   514,140            9.2%
InterSouth Partners III, L.P.(5)                 400,000            7.2%
University of Florida Research Foundation,
 Inc.(6)                                         342,760            6.1%
SunPharm Investors, L.P.(7)                      307,820            5.4%
Pensionskassen for Vaerkstedfunktionaerer
 i Jernet(8)                                     285,714            5.0%
Apoteksassistenternes Pensionskasse(9)           285,714            5.0%
Philip R. Tracy(10)                               37,500            *
Charles L. Dimmler, III(11)                    1,438,822           25.9%
Jerry T. Jackson(12)                              18,750            *
Robert S. Janicki(13)                            177,980            3.2%
Norman H. Lipoff(14)                              12,500            *
Jacques F. Rejeange(15)                           55,580            *
Robert A. Schoellhorn(16)                        143,350            2.5%
George Schwartz(17)                              370,538            6.9%
James W. Kesterson(18)                            36,890            *
Ronald W. Sanda (19)                              30,779            *
All executive officers and directors
 as a group (13) persons (4)(10)-(19)          2,853,929           51.4%

-------------------
*    Less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 25, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.
(2) The business address of the Cross Atlantic Partners Funds is c/o Hambro Health International, Inc., 650 Madison Avenue, 21st Floor, New York 10022. Includes warrants to purchase 714,286 shares of Common Stock.
(3) The business address of New York Life Insurance Company is 51 Madison Avenue, New York, New York 10010. Includes warrants to purchase 571,429 shares of Common Stock.
(4) Mr. Borg's business address is 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256. Includes an option to purchase 46,740 shares of Common Stock.
(5) The business address of InterSouth Partners III, L.P. is 1000 Park Forth Plaza, Durham, North Carolina 27713. Includes warrants to purchase 200,000 shares of Common Stock.
(6) The business address of the University of Florida Research Foundation, Inc. is 223 Grinter Hall, Gainsville, Florida 32611. Karen Holbrook, President of the Foundation, has investment and voting control over such shares.
(7) The business address of SunPharm Investors, L.P. is 140 Greenwich Avenue, Greenwich, Connecticut 06830. Includes warrants to purchase 147,978 shares of Common Stock.
(8) The business address of Pensionskassen for Vaerkstedfunktionaerer i Jernet is 12 Sankt Annae Plads-DK 1250, Copenhagen K, Denmark. Includes warrants to purchase 142,857 shares of Common Stock.
(9) The business address of Apoteksassistenternes Pensionskasse is Hojbro Plads 6-DK 1200, Copenhagen K, Denmark. Includes warrants to purchase 142,857 shares of Common Stock.
(10) Mr. Tracy's business address is 2500 First Union Capitol Center, Raleigh, NC 27602. Includes options to purchase 37,500 shares of Common Stock.

(11) Mr. Dimmler's business address is 650 Madison Avenue, 21st Floor, New York, New York 10022. Includes (i) 1,160 shares of Common Stock held by Mr. Dimmler's children, (ii) 1,428,572 shares beneficially owned by the Cross Atlantic Partners Funds (including warrants to purchase 714,286 shares), of which Mr. Dimmler is an affiliate, and (iii) options to purchase 6,250 shares of Common Stock.
(12) Mr. Jackson's business address is 24 Arroyo Hondo Vistas, 124 Circle Loop, Santa Fe, New Mexico 87505. Includes options to purchase 18,750 shares of Common Stock.
(13) Dr. Janicki's business address is 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256. Includes options to purchase 56,130 shares of Common Stock. Also includes a warrant to purchase 1,000 shares of Common Stock.
(14) Norman Lipoff's business address is 3 Grove Isle Drive #1009, Miami, Florida 33133. Includes an option to purchase 12,500 shares of Common Stock.
(15) Mr. Rejeange's business address is 90 Park Avenue, New York, New York 10016. Includes an option to purchase 30,290 shares of Common Stock.
(16) Mr. Schoellhorn's business address is 91333 Coburg Industrial Way, Coburg, Oregon 97408. Includes options to purchase 48,950 shares of Common Stock and warrants to purchase 79,400 shares. All shares and warrants are held by The Robert A. Schoellhorn Trust dated June 26, 1989, of which Mr. Schoellhorn serves as Trustee.
(17) Mr. Schwartz' business address is 140 Greenwich Avenue, Greenwich, Connecticut 06830. Includes options to purchase 10,000 shares of Common Stock. Also includes options to purchase 52,718 shares of Common Stock which are held by Gene Salkind, Trustee of the Danielle Schwartz Trust, as to which Mr. Schwartz disclaims beneficial ownership. Also includes 159,842 shares of Common Stock and warrants to purchase 147,978 shares owned by SunPharm Investors, L.P., a limited partnership of which Tioga Capital Corporation is the general partner. Mr. Schwartz is the President of Tioga Capital Corporation.
(18) Dr. Kesterson's business address is 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256. Includes options to purchase 36,890 shares of Common Stock.
(19) Mr. Sanda's business address is 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256. Includes options to purchase 30,779 shares of Common Stock.

                       COMPLIANCE WITH SECTION 16(a)

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

   To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner, with the exception of three late filings on Form 3, by Norman H. Lipoff and Jerry T. Jackson in connection with their respective elections to the Board of Directors and by Cecilia Bryant in connection with her election as executive officer, and one late filing on Form 5 by Jacques F. Rejeange.

                         PROPOSAL OF STOCKHOLDERS

   Any proposal of a stockholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than January 15, 1998, if the proposal is to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

                          FINANCIAL INFORMATION

   A copy of the Company's Annual Report on Form 10-KSB, including any financial statements and schedules and exhibits thereto, may be obtained without charge by written request to Stefan Borg, President and Chief Executive Officer, SunPharm Corporation, 4651 Salisbury Road, Jacksonville, Florida 32256.

                                       By Order of the Board of Directors


                                       Stefan Borg
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

May 12, 1997
Jacksonville, Florida

                            SUNPHARM CORPORATION

                AMENDED AND RESTATED 1994 STOCK OPTION PLAN

     SunPharm Corporation, a Delaware corporation (the "Company"), hereby amends and restates its 1994 Stock Option Plan (this "Plan"), effective as of April 25, 1997, subject to stockholder approval.

     1.  PURPOSES OF THE PLAN.

     The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.  DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees, as applicable, that is administering the Plan pursuant to Section 4 of the Plan.

         (b)  "BOARD" means the Board of Directors of the Company.

         (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e)  "COMPANY" means SunPharm Corporation, a Delaware corporation.

         (f) "CONSULTANT" means any consultant or advisor to the Company or any Parent or Subsidiary and any director of the Company whether compensated for such services or not, provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

         (h) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (j) "FAIR MARKET VALUE" means, as of any date, the value of Stock determined as follows:

              (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

              (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (k) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (l) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (m)  "OPTION" means a stock option granted pursuant to the Plan.

         (n)  "OPTIONED STOCK" means the Stock subject to an Option.

         (o)  "OPTIONEE" means an Employee or Consultant who receives an Option.

         (p) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (q)  "PLAN" means this 1994 Stock Option Plan.

         (r)  "SHARE" means a share of the Stock, as adjusted in accordance with
     Section 12 of the Plan.

         (s) "STOCK" means the Common Stock, par value $.001 per share, of the Company;

         (t) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.  STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 12 of the Plan, the maximum number of shares of Stock which may be optioned and sold under the Plan is 750,000 shares. The shares may be authorized, but unissued, or reacquired Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.  ADMINISTRATION OF THE PLAN.

         (a)  PROCEDURE.

         (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan.
Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Notwithstanding the foregoing, the Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and (b) the Board's administration of the Plan would prevent the Plan from complying with Rule 16b-3.

         (ii) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

         (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of corporate and securities laws applicable to the Company and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

         (i) to determine the Fair Market Value of the Stock, in accordance with Section 2(j) of the Plan;

         (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

         (iii) to determine whether and to what extent Options are granted hereunder;

         (iv) to determine the number of shares of Stock to be covered by each such award granted hereunder;

         (v)  to approve forms of agreement for use under the Plan;

         (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the per share exercise price for the Shares to be issued pursuant to the exercise of an Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

         (vii) to determine whether and under what circumstances an Option may be bought-out for cash under subsection 9(f);

         (viii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

         (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted.

         (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options. Neither the Board, the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

     5.  ELIGIBILITY.

     (a) Nonqualified Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause, unless otherwise agreed in writing by the Company and such Optionee.

     (e) The maximum number of shares subject to Options which may be issued to any Optionee under the Plan during any period of three consecutive years is 250,000 shares.

     6.  TERM OF PLAN.

     The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect until April 30, 2004 unless extended by the Board or sooner terminated under Section 14 of the Plan. No grants of Options will be made pursuant to the Plan after April 30, 2004.

     7.  TERM OF OPTION.

         The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

     In the case of an Incentive Stock Option:

         (i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         (ii) granted to any Employee not included in clause (i) above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares of the Company's capital stock which (x) in the case of shares of the Company's capital stock acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

     9.  EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised, and the Optionee deemed to be a stockholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's relationship as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's relationship as a Consultant or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee's estate (or such other person who acquired the right to exercise the Option) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS.

     The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS.

     At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair

Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Administrator; and

         (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock (or Common Stock into which the Common Stock may be convertible) resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another entity or another transaction pursuant to which all or substantially all of the assets of the Company are conveyed to another entity, the Option shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity. In the event that such successor entity does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, consolidation or other transaction covered by this paragraph, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     13.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16.  RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.  AGREEMENTS.

     Options shall be evidenced by written agreements in such form as the applicable Administrator shall approve from time to time.

     18.  INFORMATION TO OPTIONEES.

     The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are generally provided to all stockholders of the Company. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

     19.  GOVERNING LAW; CONSTRUCTION.

     All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Florida without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

     20.  EFFECTIVE DATE OF AMENDED AND RESTATED PLAN.

     The amendment and restatement of this Plan shall become effective, subject to stockholder approval, on April 25, 1997. The amendment and restatement of this Plan, and all Options granted pursuant to the amendment and restatement of this Plan prior to stockholder approval, shall be void and of no further force and effect unless the amendment and restatement of this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose prior to July 30, 1997. In the event such stockholder approval is not obtained, this Plan shall continue in existence with the terms and conditions in effect prior to the effective date of the amendment and restatement provided for hereby.

                           SUNPHARM CORPORATION

     AMENDED AND RESTATED 1995 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

     SunPharm Corporation, a Delaware corporation (the "Company"), hereby amends and restates its 1995 Nonemployee Directors' Option Plan (this "Plan"), effective as of April 25, 1997, subject to stockholder approval.

                    I.  PURPOSE OF THE PLAN

     The SUNPHARM CORPORATION 1995 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") is intended to promote the interests of SUNPHARM CORPORATION, a Delaware corporation (the "Company"), and its stockholders by helping to award and retain highly-qualified independent directors and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not employees or consultants of the Company or any of its subsidiaries ("Nonemployee Directors") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan shall be options which do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

                        II.  OPTION AGREEMENTS

     Each Option shall be evidenced by a written agreement in the form attached to the Plan.

                    III.  ELIGIBILITY OF OPTIONEE

     Options may be granted only to individuals who are Nonemployee Directors of the Company. Each Nonemployee Director who is elected to the Board of Directors of the Company (the "Board") for the first time after the effective date of the Plan shall receive, as of the date of his or her election and without the exercise of the discretion of any person or persons, an Option exercisable for 25,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock
subject to Options then outstanding).   As of the date of the annual meeting of
the stockholders of the Company in each year that the Plan is in effect as provided in Paragraph VI hereof, each Nonemployee Director then in office who is not then entitled to receive an Option pursuant to the preceding sentence shall receive, without the exercise of the discretion of any person or persons, an Option exercisable for 5,000 shares of Stock, provided that the Chairman of the Board of Directors then in office shall receive without the exercise of the discretion of any person or persons, an Option exercisable for an additional 10,000 shares of Stock if such Chairman of the Board of Directors is a Nonemployee Director (subject in each case to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding). If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Nonemployee Director of an Option for the number of shares provided herein, each Nonemployee Director shall receive an Option for his or her pro-rata share of the total number of shares of Stock then available under the Plan. All Options granted under the Plan shall be at the Option price set forth in Paragraph V hereof and shall be subject to adjustment as provided in Paragraph VII hereof.

                    IV.  SHARES SUBJECT TO THE PLAN

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 300,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock acquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                            V.  OPTION PRICE

     The purchase price of Stock issued under each Option shall be the fair market value of Stock subject to the Option as of the date the Option is granted. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the high and low sales prices of the Stock (i) reported by the Nasdaq Stock Market on that date or
(ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

                           VI.  TERM OF PLAN

     The Plan shall be effective on the date the Plan is approved by the stockholders of the Company. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph VIII, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date the Plan is approved by the stockholders of the Company.

                VII.  RECAPITALIZATION OR REORGANIZATION

     A. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     B. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     C. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     D. Any adjustment provided for in Subparagraph (B) or (C) above shall be subject to any required stockholder action.

     E. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

               VIII.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

                          IX.  SECURITIES LAWS

     A. The Company shall not be obligated to issue any Stock pursuant to any Options granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

     B. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Securities Exchange Act of 1944, as amended (the "1934 Act"), meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

             X.   EFFECTIVE DATE OF AMENDED AND RESTATED PLAN

     The amendment and restatement of this Plan shall become effective, subject to stockholder approval, on April 25, 1997. The amendment and restatement of this Plan, and all Options granted pursuant to the amendment and restatement of this Plan prior to stockholder approval, shall be void and of no further force and effect unless the amendment and restatement of this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose prior to July 30, 1997. In the event such stockholder approval is not obtained, this Plan shall continue in existence with the terms and conditions in effect prior to the effective date of the amendment and restatement provided for hereby.

               NONEMPLOYEE DIRECTOR'S STOCK OPTION AGREEMENT

     AGREEMENT made as of the _____ day of __________, 19_____, between SUNPHARM CORPORATION, a Delaware corporation (the "Company"), and
____________________ ("Director").

     To carry out the purposes of the SUNPHARM CORPORATION 1995 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan"), by affording Director the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby irrevocably grants the Director the right and option ("Option") to purchase all or any part of an aggregate of _______ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $________ per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

     3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive offices addressed to the attention of Chief Executive Officer, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full calendar months from the first day of the calendar month coincident with or next following the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                    Percentage of Shares
Number of Full Calendar Months                     That May Be Purchased
------------------------------                     ---------------------
Less than 1 month                                            0.00%
 1 month but less than 3 months                              8.33%
 2 months but less than 3 months                            16.67%
 3 months but less than 4 months                            25.00%
 4 months but less than 5 months                            33.33%
 5 months but less than 6 months                            41.67%
 6 months but less than 7 months                            50.00%
 7 months but less than 8 months                            58.33%
 8 months but less than 9 months                            66.67%
 9 months but less than 10 months                           75.00%
10 months but less than 11 months                           83.33%
11 months but less than 12 months                           91.67%
12 months or more                                          100.00%

     Notwithstanding the foregoing, if (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company (each such event is referred to herein as a "Corporate Change"), then effective as of the earlier of (1) the date of approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (2) the date of such Corporate Change, this Option shall be exercisable in full.

     This Option and all rights granted hereunder are not transferable by Director other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and may be exercised during Director's lifetime only by Director or Director's guardian or legal representative. This Option may be exercised only while Director remains a member of the Board of Directors of the Company (the "Board") and will terminate and cease to be exercisable upon Director's termination of membership on the Board, except that:

          (a) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by Director (or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

          (b) If Director dies while a member of the Board, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

          (c) If Director's membership on the Board terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Director at any time during the period of two years following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such two year period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's membership on the Board so terminates.

     This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise
(A) in cash (including check, bank draft or money order payable to the order of the Company), (B) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (C) any combination of cash or Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

     4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Director fails to do so, the Company is authorized to withhold from any cash or Stock renumeration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Director upon such exercise.

     5. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Director agrees that the shares of Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

     7. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has executed this Agreement, all as of the day and year first above written.


                                   SUNPHARM CORPORATION


                                   By:
                                      -----------------------------------


                                   DIRECTOR



                                   By:
                                      -----------------------------------

                          SUNPHARM CORPORATION
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        TO BE HELD JUNE 23, 1997

    The undersigned hereby appoints Stefan Borg and James W. Kesterson, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of the common stock of SunPharm Corporation (the "Company") held of record by the undersigned on April 25, 1997 at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on Monday, June 23, 1997, at 10:00 a.m., local time, at the Company's offices at 4651 Salisbury Road, Suite 205, Jacksonville, Florida, and any adjournment(s) thereof.

               (TO BE DATED AND SIGNED ON REVERSE SIDE)

                                                                     WITHOLD
                                                             FOR    AUTHORITY

1.  To elect nine directors of the Company each to serve      / /       / /
    until the Company's next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

[INSTRUCTION: To withhold authority is vote for any individual nominee, write such name or names in the space provided below.]

                                            Nominees: Stefan Borg
-----------------------------                         Philip R. Tracy
                                                      Charles L. Dimmler, III
                                                      Jerry T. Jackson
                                                      Robert S. Janicki, M.D.
                                                      Norman H. Lipoff
                                                      Jacques F. Rejeange
                                                      Robert A. Schoellhorn
                                                      George B. Schwartz

                                                          FOR  AGAINST  ABSTAIN

2.  To vote upon a proposal to amend and restate the      / /    / /      / /
    SunPharm Corporation 1994 Stock Option Plan;

3.  To vote upon a proposal to amend and restate the      / /    / /      / /
    SunPharm Corporation 1995 Nonemployee Directors'
    Stock Option Plan;

4.  To ratify and approve the appointment of Deliotte &   / /    / /      / /
    Touche LLP as the Company's independent public accountants for its fiscal year ending December 31, 1997; and

5.  To act upon such other business as may promptly come  / /    / /      / /
    before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on April 25, 1997 will be entitled to notice of and to vote at the Annual Meeting.

    It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Annual Meeting, and wish to do so, you may revoke the Proxy and vote in person.

SIGNATURE                  DATE        SIGNATURE                   DATE
          ----------------      ------           -----------------      ------
                                             Signature if held jointly

Note: Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.